Supplement Dated January 22, 2010
To The Statement of Additional Information
Dated April 6, 2009

JNL® Variable Fund LLC

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 22, please delete the row for Mr. James Henry in its entirety in the section entitled “Managers and Officers of the JNL Variable Fund” and replace with the following:

Name, Address and (Age)	Position(s) Held with the JNL Variable Funds (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Manager or Officer
James Henry, Ph.D. (71) 1 Corporate Way Lansing, MI 48951	Manager 2 (1/2007 to present)	94
Principal Occupation(s) During Past 5 Years: Dean Emeritus and Professor of Finance, Eli Broad College of Business and Graduate School of Management at Michigan State University (2001 to July 2009)
Other Directorships Held by Manager: None

This Supplement is dated January 22, 2010.

(To be used with V3670 04/09 and V3670PROXY 04/09.)

CMX4925 01/10